Exhibit 10.6

EXECUTION COPY

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of October 15, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), is entered into by and among JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as agent (the “Agent”) for the “Lenders” under the Bank Credit Agreement (as defined below) (such Lenders, the “Banks”), the holders of the Notes (as defined below) listed on Annex II attached hereto and any subsequent holder of Notes (the “Noteholders”; the Banks, the Noteholders and the Agent, and any other holder of Eligible Additional Senior Secured Indebtedness (as defined below) that enters into a joinder to this Agreement between such holder and the Collateral Agent (the “Additional Holders”), together with their respective successors and assigns, are herein sometimes collectively called the “Lenders” and individually called a “Lender”), and JPMCB, in its capacity as contractual representative for the Lenders hereunder (the “Collateral Agent”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the “Bank Credit Agreement” and the “Note Agreement” and the “Eligible Additional Senior Secured Documents” (each as defined below).

RECITALS:

WHEREAS, United Stationers Supply Co., an Illinois corporation (herein called the “Company”), United Stationers Inc., a Delaware corporation (the “Parent”), the Banks, and the Agent entered into that certain Second Amended and Restated Five-Year Revolving Credit Agreement dated as of July 5, 2007 (as the same have been or may be amended, restated, supplemented or otherwise modified, replaced or refinanced from time to time, the “Bank Credit Agreement”), pursuant to which, among other things, the Banks have agreed to make certain advances to the Company (the “Loans”) and to issue letters of credit for the account of the Company (the “Letters of Credit”);

WHEREAS, the Company, the Parent and the Noteholders listed on Annex II entered into a Master Note Purchase Agreement, dated as of October 15, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) pursuant to which the Company issued and sold to the Noteholders $135,000,000 aggregate principal amount of the Company’s Floating Rate Secured Senior Notes, Series 2007-A, due October 15, 2014 (the “Series 2007-A Notes”); and which Note Agreement provides for the issuance by the Company of one or more additional series of secured senior notes (“Additional Notes” and, together with the Series 2007-A Notes, the “Notes”; the Notes, the Note Agreement, the Bank Credit Agreement and any other document, agreement or instrument pursuant to which Eligible Additional Senior Secured Indebtedness is incurred or issued and which governs any Eligible Additional Senior Secured Indebtedness (the “Eligible Additional Senior Secured Documents”) being herein referred to as the “Lender Documents”);

WHEREAS, pursuant to the terms of the Collateral Documents, each of the Company and the entities set forth on Annex III hereto (together with any other subsidiaries of the Parent or the Company that may hereafter become parties to any Collateral Document, the

“Credit Parties”) that have guaranteed the repayment of all amounts due and payable under the Lender Documents, shall, as of the date hereof, have granted a security interest in certain of its assets to the Collateral Agent; and

WHEREAS, the Lenders desire to agree to the relative priority of the application of payments received pursuant to the terms of the Collateral Documents with respect to the Obligations (as defined below), and certain other rights and interests;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Lenders and the Collateral Agent hereby agree as follows:

1.             Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Actionable Default” means, under the Lender Documents, (a) a Default or Event of Default (as defined therein) shall have occurred thereunder as a result of (i) the nonpayment of amounts owing thereunder, (ii) noncompliance with any financial covenant set forth therein or (iii) the bankruptcy or insolvency of the Company or any of its affiliates, including, without limitation, the Credit Parties, (b) a notice shall have been delivered to the Company by the Agent under the Bank Credit Agreement or a Noteholder under the Note Agreement or an Additional Holder under the Eligible Additional Senior Secured Documents indicating that a Default or Event of Default (as defined therein) has occurred and is continuing and the Obligations due under any such agreement are immediately due and payable, to the extent provided for in the applicable Lender Document, (c) a default shall have occurred under any Collateral Document or Guaranty (defined below) and the Agent, the Collateral Agent, or a Lender, as applicable, shall have caused the amounts owing thereunder to become immediately due and payable, to the extent provided for in the applicable Collateral Document or Guaranty or (d) any Lender shall have exercised a banker’s lien or right of offset against any account of the Company or any Credit Party maintained with such Lender after the occurrence of a Default or Event of Default (as defined therein).

“Agent’s Expenses” means all of the fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel) (i) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Collateral Document, if not previously reimbursed, or the enforcement (whether in the context of a civil action, adversarial proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (ii) incurred or required to be advanced in connection with the sale or other disposition or the custody, preservation or protection of the Collateral pursuant to any Collateral Document and the exercise or enforcement of the Collateral Agent’s rights under this Agreement and in and to the Collateral.

“Collateral” means all property of the Company or any Credit Party in which the Agent or the Collateral Agent shall have been granted a security interest or lien under any of the Collateral Documents.

“Collateral Account” means the collateral account established and maintained by the Collateral Agent pursuant to Section 8.

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“Collateral Documents” means any and all security agreements, pledge agreements, financing statements, and other similar instruments executed by the Company or any Credit Party in favor of the Collateral Agent from time to time pursuant hereto, in each case as such agreements, documents and instruments may be amended, modified, supplemented and/or restated, and together in each case with any other agreements, instruments and documents incidental thereto.

“Distribution Date” means the second business day in each calendar week, commencing with the first such business day following receipt by the Collateral Agent of a Notice of Actionable Default.

“Eligible Additional Senior Secured Indebtedness” means all monetary obligations under the Eligible Additional Senior Secured Agreements and that are permitted under the Bank Credit Agreement, the Note Agreement and any other Eligible Additional Senior Secured Documents (if in effect) to be secured by the Liens and security interests under the Collateral Documents on a pari passu basis (on all or part of the Collateral) with the Obligations under the Bank Credit Agreement and the Note Agreement and any other Eligible Additional Senior Secured Indebtedness (if in effect) so long as the property and assets covered by such Liens and security interests also secure the Obligations under the Bank Credit Agreement and the Note Agreement and any other Eligible Additional Senior Secured Indebtedness (if in effect).

“Guaranty” means any guaranty entered into by a Credit Party in favor of the Agent, the Collateral Agent, and/or any Lender guaranteeing the repayment of the Obligations due and payable under a Lender Document.

“L/C Interests” means, with respect to any Bank, such Bank’s direct or participation interests in all unpaid reimbursement obligations with respect to Letters of Credit and such Bank’s direct obligations or risk participations with respect to undrawn amounts of all outstanding Letters of Credit, provided that the undrawn amounts of outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent at any time as provided in Section 9(b) hereof.

“Notice of Actionable Default” means a written notice to the Collateral Agent from any Lender or Lenders stating that it is a “Notice of Actionable Default” hereunder and certifying that an Actionable Default has occurred and is continuing. A Notice of Actionable Default may be included in a written direction to the Collateral Agent from the Requisite Lenders pursuant to Section 5.

“Notice of Default” means a written notice to the Collateral Agent from any Lender or Lenders stating that it is a “Notice of Default” hereunder and certifying that an Event of Default (as defined in the Bank Credit Agreement or the Note Agreement or the Eligible Additional Senior Secured Documents to which an Additional Holder is a party) has occurred and is continuing.

“Obligations” means all of the monetary obligations owed by the Company and the Credit Parties to the Lenders and the Agent under the Bank Credit Agreement, the Note Agreement, the Eligible Additional Senior Secured Documents, the Notes, the Guaranties, the

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Collateral Documents, and related agreements, documents, and instruments, including, without limitation,  (1) the outstanding principal amount of, accrued and unpaid interest on, and any unpaid premium or make whole amount (as defined in the Note Agreement or, if applicable, any Eligible Additional Senior Secured Documents) or other breakage or prepayment indemnification due with respect to, the Loans, the Notes or any Eligible Additional Senior Secured Indebtedness, (2) any unpaid reimbursement obligations with respect to any Letters of Credit, (3) any undrawn amounts of any outstanding Letters of Credit, and (4) any other unpaid amounts (including amounts in respect of fees, expenses, indemnification, hedging obligations permitted under the Bank Credit Agreement and reimbursement) due from the Company and the Credit Parties under any of the Note Agreement, any Eligible Additional Senior Secured Documents, the Notes, the Bank Credit Agreement, the Guaranties or the Collateral Documents; provided that the undrawn amounts of any outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent at any time as provided in Section 9(b) hereof.

“Principal Exposure” means, with respect to any Lender at any time (i) if such Lender is a Bank, (a) prior to the acceleration of the Obligations under the Bank Credit Agreement, the sum of (x) the aggregate amount of such Lender’s unfunded Commitments under the Bank Credit Agreement to the extent such Lender shall be contractually obligated to make Credit Extensions (as defined in the Bank Credit Agreement) pursuant to the terms of the Bank Credit Agreement, (y) the outstanding principal amount of such Lender’s Loans and (z) the outstanding face and/or principal amount of such Lender’s L/C Interests at such time, (b) after an acceleration of the Obligations under the Bank Credit Agreement but prior to the date upon which the Bank Credit Agreement has terminated by its terms and all of the Obligations thereunder shall have been paid in full, the sum of (x) the outstanding principal amount of such Lender’s Loans, (y) the outstanding face and/or principal amount of such Lender’s L/C Interests at such time and (z) the aggregate net early termination payments and all other amounts due and unpaid from the Borrower to such Bank or such Bank’s Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion and (z) after the Bank Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the Bank Credit Agreement were ever accelerated), the aggregate net early termination payments and all other amounts then due and unpaid from the Borrower to such Bank or such Bank’s Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion, and (ii) if such Lender is a Noteholder, the outstanding principal amount of such Lender’s Notes at such time, (iii) if such Lender is an Additional Holder that is party to a secured revolving credit facility or secured term loan credit facility (a) prior to the acceleration of the Obligations under the such Lender’s Eligible Additional Senior Secured Documents, the sum of (x) the aggregate amount of such Lender’s unfunded commitments under such Eligible Additional Senior Secured Documents to the extent such Lender shall be contractually obligated to make extensions of credit pursuant to the terms of such Eligible Additional Senior Secured Documents and (y) the outstanding unpaid principal amount of such Lender’s Eligible Additional Senior Secured Indebtedness, (b) after an acceleration of the Obligations under such Lender’s Eligible Additional Senior Secured Documents but prior to the date upon which such Eligible Additional Senior Secured Documents have terminated by their terms and all of the Obligations thereunder shall have been paid in full, the outstanding unpaid principal amount of such Lender’s Eligible Additional Senior Secured Indebtedness and (iv) with respect to any other Lender that is an Additional Holder, the

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outstanding unpaid principal amount of such Lender’s Eligible Additional Senior Secured Indebtedness.

“Pro Rata Share” means, with respect to any Lender at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Principal Exposure at such time, and the denominator of which is the aggregate amount of the Principal Exposure of all of the Lenders at such time.

“Requisite Lenders” means, at any time, (i) with respect to the aggregate Pro Rata Shares of the Banks and any Additional Holder that is party to a secured revolving credit facility or secured term loan credit facility, such Banks and Additional Holders whose Pro Rata Shares exceed fifty percent of such aggregate amount plus (ii) with respect to the aggregate Pro Rata Shares of the Noteholders and any Additional Holder not otherwise included under clause (i) above, such Noteholders and Additional Holders whose Pro Rata Shares (a) so long as the Series 2007-A Notes are the only Notes outstanding or with respect to any matter in which the Series 2007-A Notes are the only series of Notes affected, equal or exceed 60% of such aggregate amount and (b) in any other circumstance, exceed fifty percent of such aggregate amount.

“Secured Parties” means (i) the “Holders of Secured Obligations” under (and as defined in) the Bank Credit Agreement, (ii) the Noteholders and (iii) the Additional Holders, together with their respective successors and assigns.

2.             Appointment; Nature of Relationship. The Agent, on behalf of the Banks, and each Noteholder and each Additional Holder by its acceptance of any Lender Document, hereby designates and appoints JPMCB as its Collateral Agent under this Agreement and the Collateral Documents, and each of them hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Collateral Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. The Collateral Agent agrees to act as such on the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term “Collateral Agent,” it is expressly understood and agreed that the Collateral Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Collateral Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the Collateral Documents. In its capacity as the Lenders’ contractual representative, the Collateral Agent (i) does not assume any fiduciary duties to any of the Lenders and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Collateral Documents. The Agent, on behalf of the Banks, each Noteholder and each Additional Holder by its acceptance of any Lender Document agrees to assert no claim against the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each of them hereby waives.

3.             Powers and Duties. The Collateral Agent shall have and may exercise such powers under the Collateral Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall have no implied duties to the Lenders, or any obligation to the

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Lenders to take any action hereunder or under any of the Collateral Documents, except any action specifically required by this Agreement or any of the Collateral Documents to be taken by the Collateral Agent or directed by the Requisite Lenders in accordance with the terms hereof. The Collateral Agent shall not take any action which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document.

4.             Authorization to Execute Collateral Documents. If the Collateral Agent receives written notice from either the Agent or a Noteholder or an Additional Holder at any time or from time to time hereunder that Collateral Documents are required pursuant to the Bank Credit Agreement, the Note Agreement or any Eligible Additional Senior Secured Document in connection with the grant of a security interest in and lien against the assets of the Company and/or a Credit Party, the Collateral Agent is authorized to and shall execute and deliver such Collateral Documents as the Agent or such Noteholder or such Additional Holder shall direct requiring execution and delivery by it and is authorized to and shall accept delivery from the Company of such Collateral Documents as the Agent or the Noteholder or the Additional Holder shall direct which do not require execution by the Collateral Agent.

5.             Direction by Requisite Lenders. Except as otherwise provided in this Section 5, the Collateral Agent shall take any action with respect to the Collateral and the Collateral Documents directed in writing by the Requisite Lenders. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take any such action (i) which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document or (ii) with respect to which the Collateral Agent, in its opinion, shall not have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it as a result of compliance with such direction. Under no circumstances shall the Collateral Agent be liable for following the written direction of the Requisite Lenders. In each instance in which the Requisite Lenders deliver a written direction to the Collateral Agent pursuant hereto, the Collateral Agent shall promptly send a copy of such written direction to each Lender that is not included in such Requisite Lenders.

6.             Notice of Actionable Default. Any Lender or Lenders may give the Collateral Agent a Notice of Default or a Notice of Actionable Default in the manner provided in Section 31 and shall give a copy of such Notice of Default or Notice of Actionable Default to each of the other Lenders. If and only if the Collateral Agent shall have received a Notice of Actionable Default, the Collateral Agent shall, if directed in writing by the Requisite Lenders, exercise the rights and remedies provided in this Agreement and in any of the Collateral Documents.

7.             Remedies. Each of the Lenders hereby irrevocably agrees that the Collateral Agent shall be authorized, after the occurrence of an Actionable Default and at the direction of the Requisite Lenders or incidental to any such direction, for the purpose of carrying out the terms of this Agreement and any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof, including, without limiting the generality of the foregoing, to the extent permitted by applicable law, to do the following:

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(i)            to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral (except that, without the consent of all Lenders, the Collateral Agent shall not accept any Obligations in whole or partial consideration from the disposition of any Collateral),

(ii)           to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Agreement or any of the Collateral Documents,

(iii)          to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral,

(iv)  to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of this Agreement and the Collateral Documents, and

(v)  to do, at its option and at the expense and for the account of the Lenders (to the extent the Collateral Agent shall not be reimbursed by the Company) at any time or from time to time, all acts and things which the Collateral Agent deems reasonably necessary to protect or preserve the Collateral and to realize upon the Collateral.

8.             The Collateral Account. Upon receipt by the Collateral Agent of a Notice of Actionable Default, and until such time as the Event of Default described therein is cured or waived, the Collateral Agent shall establish and maintain at its principal office an interest-bearing account that shall be entitled the “United Stationers Collateral Account.”  All moneys received by the Collateral Agent with respect to Collateral after receipt of a Notice of Actionable Default shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9. In addition, any other payments received, directly or indirectly, by any Lender of or with respect to any of the Obligations (including, without limitation, any payment by any Credit Party under any Guaranty) after giving or receiving a Notice of Actionable Default (excluding any payments distributed to any Lender by the Collateral Agent in accordance with Section 9), any payment received by any Lender (whether direct or indirect, by foreclosure, set-off, exercise of banker’s lien or otherwise) from the Company or any Credit Party made during the continuance of an Actionable Default (other than scheduled payments of interest, fees and principal in respect of the Obligations), and any payment received by any Lender with respect to any of the Obligations in an insolvency or reorganization proceeding with respect to the Company or any Credit Party, shall promptly be delivered to the Collateral Agent and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9. The Collateral Account at all times shall be subject to the exclusive dominion and control of the Collateral Agent.

9.             Application of Moneys. (a) All moneys held by the Collateral Agent in the Collateral Account shall be distributed by the Collateral Agent on each Distribution Date as follows:

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FIRST:  To the Collateral Agent in an amount equal to the Agent’s Expenses that are unpaid as of such Distribution Date, and to any Lender that has theretofore advanced or paid any such Agent’s Expenses in an amount equal to the amount thereof so advanced or paid by such Lender prior to such Distribution Date;

SECOND:  To the Lenders, pro rata in proportion to their respective Pro Rata Shares as of such Distribution Date; and

THIRD:  Any surplus remaining after payment in full in cash of all Agent’s Expenses and all of the Obligations shall be paid to the Company, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, provided that if any Lender shall have notified the Collateral Agent in writing that a claim is pending for which such Lender is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which the Company continues to be contingently liable, and amounts payable by the Company with respect thereto are secured by the Collateral, the Collateral Agent shall continue to hold the amount specified in such notice in the Collateral Account until the Company’s liability with respect thereto is discharged or released to the satisfaction of such Lender.

Notwithstanding the foregoing, except for any surplus under clause THIRD above, the Collateral Agent shall not be required (unless directed by the Requisite Lenders) to make a distribution on any Distribution Date if the balance in the Collateral Account available for distribution on such Distribution Date is less than $10,000. The Collateral Agent shall not be responsible for any Lender’s application (or order of application) of payments received by such Lender from the Collateral Agent hereunder to the Obligations owing to such Lender. For the purpose of determining the amounts to be distributed pursuant to clause SECOND above of this subsection (a) with respect to the undrawn amounts of the outstanding Letters of Credit, such undrawn amounts shall be reduced by any amounts held as collateral pursuant to subsection (b) of this Section 9.

(b)  Any distribution pursuant to clause SECOND of subsection (a) above with respect to the undrawn amount of any outstanding Letter of Credit shall be paid to the Agent to be held as collateral for the Banks and disposed of as provided in this subsection (b). On each date on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Agent shall distribute to the Banks from the amounts held pursuant to this subsection (b) for application to the payment of the reimbursement obligation due to such Banks with respect to such draw an amount equal to the product of (1) the total amount then held pursuant to this subsection (b), and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on such Letter of Credit, the Agent shall distribute from the amounts held pursuant to this subsection (b) an amount equal to the product of (1) the total amount then held pursuant to this subsection (b) and (2) a fraction the numerator of which is the amount of such

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reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed as provided in clause SECOND of subsection (a) above. At such time as no Letters of Credit are outstanding, any remaining amount held pursuant to this subsection (b), after the distribution therefrom as provided above, shall be distributed as provided in clause SECOND of subsection (a) above.

10.           Information from Lenders. Each of the Lenders hereby agrees, promptly upon request by the Collateral Agent, to provide to the Collateral Agent in writing such information regarding the Obligations held by such Lender as may be reasonably required by the Collateral Agent at any time to determine such Lender’s Pro Rata Share or to calculate distributions to such Lender from the Collateral Account. Each Lender shall notify the Collateral Agent in writing promptly following the repayment in full of all Obligations owing to such Lender.

11.           Limitation on Collateral Agent’s Duties in Respect of Collateral. Other than the Collateral Agent’s duties set forth in this Agreement and the Collateral Documents as to the custody of Collateral and the proceeds thereof received by the Collateral Agent hereunder and thereunder and the accounting to the Company, the Credit Parties, and the Lenders therefor, the Collateral Agent shall have no duty to the Company, the Credit Parties, or the Lenders with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.

12.           Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender and based on the financial information provided by the Company and the Credit Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Collateral Documents.

13.           Exculpation. Neither the Collateral Agent nor any of its directors, officers, affiliates, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made by the Company or any Credit Party in connection with any Collateral Document or Guaranty; (ii) the performance or observance of any of the covenants or agreements of the Company, or any Credit Party under any Collateral Document or Guaranty; (iii)  the satisfaction or observance of any condition or covenant specified in any of the Lender Documents; (iv) the existence or possible existence of any default under any of the Lender Documents or any Actionable Default;  (v) the validity, enforceability, effectiveness or genuineness of any Collateral Document, Guaranty or any other instrument or writing furnished in connection herewith; (vi) the validity, perfection or priority of any security interest or lien created under any Collateral Document; or (vii) the financial condition of the Company or any of the Credit Parties.

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14.           Employment of Agents and Counsel. The Collateral Agent may execute any of its duties as the Collateral Agent hereunder and under any Collateral Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Collateral Agent and the Lenders and all matters pertaining to the Collateral Agent’s duties hereunder and under the Collateral Documents.

15.           Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which may be employees of the Collateral Agent.

16.           Collateral Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Collateral Agent ratably in proportion to their respective Pro Rata Shares as of the date of the occurrence of the event as to which such reimbursement or indemnification is being made (i) for any amounts not reimbursed by the Company, or any Credit Party, under its Collateral Documents or Guaranty, as applicable, (ii) for any other expenses incurred by the Collateral Agent, on behalf of the Lenders, in connection with the preservation or protection of the Collateral or the validity, perfection or priority of the Collateral Agent’s interest therein or the enforcement of the Collateral Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the Collateral Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Collateral Agent. The agreements in this Section 16 shall survive the repayment of the Obligations and the termination of the other provisions of this Agreement.

17.           Rights as a Lender. Notwithstanding that JPMCB is acting as the Collateral Agent hereunder, JPMCB in its individual capacity shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Collateral Agent, and the term “Lender” or “Lenders” shall include JPMCB in its individual capacity.

18.           Successor Collateral Agent. The Collateral Agent may resign at any time by giving not less than thirty days’ prior written notice thereof to the Lenders, the Company, and the Credit Parties, and the Collateral Agent may be removed at any time with or without cause by written notice received by the Collateral Agent from the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint, on behalf of the Lenders, a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty days after the retiring Collateral Agent’s giving notice of resignation, then the retiring Collateral Agent may appoint, on behalf of the Lenders, a successor Collateral Agent. Upon the acceptance

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of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the Collateral Documents. No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents. Any replacement Collateral Agent shall be a bank, trust company, or insurance company having capital, surplus, and undivided profits of at least $250,000,000. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the Collateral Documents.

19.           Partial Release. If the Collateral Agent receives written notice from the Agent and the Company that the lien on any Collateral granted pursuant to any Collateral Document is required to be released pursuant to a transaction permitted by the terms of the Bank Credit Agreement, the Note Agreement and the Eligible Additional Senior Secured Documents, the Collateral Agent shall promptly release such Collateral in accordance with the directions of the Agent and the Company.

20.           Release and Termination. All of the Collateral shall be released and this Agreement shall be terminated on the earlier of:

(a)           the date on which (i) the Collateral Agent shall have received from each of the Lenders written notice that all Obligations owing to such Lender have been paid in full and (ii) all Agent’s Expenses shall have been paid in full; or

(b)           the date on which (i) the Collateral Agent shall have received written notice from the Agent directing the Collateral Agent to release the Collateral and stating that the Banks have consented to such release under the terms of the Bank Credit Agreement, and (ii) all Agent’s Expenses shall have been paid in full.

21.           Amendments and Waivers of Collateral Documents. The Collateral Agent shall not execute or deliver any amendment or waiver with respect to any Collateral Document except at the direction or with the consent of the Requisite Lenders.

22.           Notices With Respect to Lender Documents. Each of the Agent and each Noteholder and each Additional Holder by its acceptance of any Lender Document agrees to use its best efforts to give to the other (a) copies of any notice of the occurrence or existence of any default in payment of the Obligations sent to the Company and/or any Credit Party, simultaneously with the sending of such notice to the Company and/or such Credit Party, and (b) notice of any acceleration of the Loans, the Notes or any Eligible Additional Senior Secured Indebtedness, promptly upon such acceleration, but the failure to give any of the foregoing notices shall not affect the validity of such notice of default or such acceleration or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party. Each Lender shall use commercially reasonable efforts to deliver notice to the Collateral Agent, for prompt dissemination to all

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Lenders, of the occurrence of any Default or Event of Default under any Lender Document to which such Lender is a party within five Business days after such Lender shall have actual knowledge thereof; provided that no Lender nor the Collateral Agent shall incur any liability for failure to give such notice.

23.           No Other Security. Neither the Agent nor any Lender shall take or receive a security interest in or lien upon any of the property or assets of the Company or any Credit Party as security for the Obligations other than pursuant to this Agreement and the Collateral Documents or as security for any other obligations of the Company or any of the Credit Parties other than the Obligations. Neither the Agent nor any Lender shall take or receive any guaranty for the benefit of any obligations of the Company or its Subsidiaries other than the Guaranties.

24.           Accounting; Invalidated Payments. (a) The Agent and each Lender agrees to render an accounting to any of the others of the outstanding amounts of the Obligations, of receipts of payments from the Company, any Subsidiary of the Company and any Credit Party and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request.

(b) To the extent that any payment received by any Lender pursuant to a distribution under Section 9(a) hereof is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each other Lender that received a payment pursuant to such distribution shall purchase from the Lender whose payment was invalidated (the “Affected Lender”), at such time as the Affected Lender is required to return or repay such payment, an undivided participation interest in the Affected Lender’s Obligations in an amount such that after such purchase the amount of such distribution (after deduction of the invalidated payment) shall have been shared ratably among the Lenders as contemplated by Section 9(a) hereof.

25.           Continuing Agreement. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until terminated in accordance with Section 20. Without limiting the generality of the foregoing, this Agreement shall survive the commencement of any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding involving the Company, a Subsidiary of the Company or a Credit Party. The Agent and each Lender agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations pursuant to any distribution hereunder is rescinded or must otherwise be restored by the Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Company, a Subsidiary of the Company or a Credit Party or otherwise, as though such payment had not been made.

26.           Representations and Warranties. Each of the parties hereto severally represents and warrants to the other parties hereto that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder, and that no governmental or other authorizations are required in connection herewith, and that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization,

12

moratorium, regulatory and similar laws of general application and by general principles of equity.

27.           Binding Effect. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Collateral Agent, the Lenders and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, if any Lender assigns or otherwise transfers (in whole or in part) to any other person or entity the Obligations to such Lender under the Bank Credit Agreement, the Note Agreement or any Eligible Additional Senior Secured Document such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement.

28.           No Reliance by Company. Except for rights under Sections 19 and 20, none of the Company, any Subsidiary of the Company, or any other Credit Party shall have any rights under this Agreement or be entitled, in any manner whatsoever, to rely upon or enforce, or to raise as a defense, the provisions of this Agreement or the failure of the Collateral Agent, the Agent or any Lender to comply with such provisions.

29.           Other Proceedings. Nothing contained herein shall limit or restrict the independent right of the Agent or any Lender to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or to be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any questions concerning the post-petition usage of collateral and post-petition financing arrangement; provided that neither the Agent nor any Lender shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any of the Obligations.

30.           Amendments and Waivers. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Lender, the Agent or the Collateral Agent herefrom, shall in any event be effective unless the same shall be in writing and signed by each Noteholder, each Additional Holder, the Agent, on behalf of the Banks, and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent of the Company or a Credit Party shall be required for any such amendment, waiver or departure unless it relates to a provision of this Agreement expressly binding upon the Company or such Credit Party.

31.           Notices. All notices and other communications provided to any party under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth (a) in the case of the Agent, the Collateral Agent and each of the Banks, on Annex I hereto, (b) in the case of the Noteholders, on Annex II hereto, (c) in the case of any Additional Holder, as set forth in the Eligible Additional Senior Secured Documents to which it is a party, (d) in the case of the Company or any Credit Party, on Annex III hereto, or (e) in any case, at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; and notice, if transmitted by facsimile, shall be deemed given

13

when transmitted if actually received, and the burden of proving receipt shall be on the transmitting party. So long as no default shall have occurred and be continuing under the Bank Credit Agreement, the Note Agreement or any Eligible Additional Senior Secured Document, each of the Agent and each Noteholder and each Additional Holder by its acceptance of any Lender Document agrees to use its best efforts to send to the Company a copy of any notice such party gives to the other under this Agreement, but the failure to send such copy to the Company shall not affect the validity of such notice or create a cause of action against or cause a forfeiture of any rights of the party failing to send such copy or create any claim or right on behalf of the Company or any of its Subsidiaries or any Credit Party.

32.           No Waiver. No failure or delay on the part of any Lender, the Agent or the Collateral Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

33.           Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

34.           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

35.           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

36.           Counterparts. This Agreement may be separately executed and delivered in counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to constitute one and the same Agreement. Facsimile transmission of the signature of any party hereto shall be effective as an original signature.

37.           Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

The remainder of this page is intentionally blank.

14

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

JPMORGAN CHASE BANK, N.A., as Agent for itself and on behalf of the Banks, and as Collateral Agent

By:	/s/ Sabir A. Hashmy
Name:	Sabir A. Hashmy
Title:	Vice President

Signature Page to Intercreditor Agreement

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT,
by Metropolitan Life Insurance Company,
its investment manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

Signature Page to Intercreditor Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Mark A. Ahmed
Name: Mark A. Ahmed
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	/s/ Mark A. Ahmed
Name: Mark A. Ahmed
Title: Managing Director

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Mark A. Ahmed
Name: Mark A. Ahmed
Title: Managing Director

Signature Page to Intercreditor Agreement

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Assistant Vice President

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Secretary

Signature Page to Intercreditor Agreement

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Ann C. King
Name: Ann C. King
Title: Authorized Signer

By:	/s/ Timothy J. Monahan
Name: Timothy J. Monahan
Title: Authorized Signer

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Ann C. King
Name: Ann C. King
Title: Assistant Vice President and Senior Counsel

By:	/s/ Timothy J. Monahan
Name: Timothy J. Monahan
Title: Senior Managing Director

Signature Page to Intercreditor Agreement

Acknowledged by:

UNITED STATIONERS SUPPLY CO.

By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper
Title:	Senior Vice President, Treasurer and Assistant Secretary

UNITED STATIONERS INC.

By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper
Title:	Senior Vice President and Treasurer

Signature Page to
Intercreditor Agreement

ANNEX I

NOTICE FOR THE BANKS:

JPMorgan Chase Bank, N.A., as Administrative Agent

1 Chase Plaza

Chicago, Illinois 60670

Attention: Nathan Bloch

Facsimile: 312-325-3239

Telephone:  312-325-3094

ANNEX II

NOTEHOLDERS:  The following are the “Noteholders”:

	NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
		SERIES 2007-A NOTES TO BE PURCHASED

	METROPOLITAN LIFE INSURANCE COMPANY	$65,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	United Stationers, Inc. Floating Rate Secured Senior Note, Series 2007-A due 10-15-14

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902

10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

(3)	E-mail address for Electronic Delivery:

jdickson@metlife.com

(5)	Address for delivery of Notes:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Jane J. Dickson, Esq.

(6)	In addition, please send one complete set of closing documents with original signatures; two bound sets of conformed copies of the principal documents; and 1 CD-ROM of the closing documents to:

Metropolitan Life Insurance Company
Attention: Jane J. Dickson, Esq.
10 Park Avenue/P.O. Box 1902
Morristown, New Jersey 07962

AND

One CD_ROM to:

MetLife
Attention: Mary Phillips
18210 Crane Nest Drive
Tampa, Florida 33647-2748
(813) 983-4564

(7)	Tax ID: 13-5581829

	NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
		SERIES 2007-A NOTES TO BE PURCHASED

	METLIFE INSURANCE COMPANY OF CONNECTICUT	$10,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	US Bank Trust
ABA Routing #:	091000022
Account No.:	180121167365
OBI SEI Acct:	123186-010
Account Name:	MetLife - Compass S/A
Ref:	United Stationers, Inc. Floating Rate Secured Senior Note, Series 2007-A due 10-15-14

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

(3)	E-mail address for Electronic Delivery:

jdickson@metlife.com

(5)	Address for delivery of Notes:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Jane J. Dickson, Esq.

(6)	Tax ID: 06-0566090

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$11,100,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:

(5)	Address for delivery of Notes:

(6)	Tax ID: 04-1590850

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$3,900,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual IFM Non-Traditional
Account No. 30510589
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:
pmanseau@babsoncapital.com, with a hard copy to follow to:

Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(5)	Address for delivery of Notes:

Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115-5189
Attention: Christine Peaslee

(6)	Tax ID: 04-1590850

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$3,800,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Pension Management
Account No. 30510538
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:
pmanseau@babsoncapital.com, with a hard copy to follow to:

Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(5)	Address for delivery of Notes:

Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115-5189
Attention: Christine Peaslee

(6)	Tax ID: 04-1590850

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$3,500,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Spot Priced Contract
Account No. 30510597
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:
pmanseau@babsoncapital.com, with a hard copy to follow to:

Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(5)	Address for delivery of Notes:

Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115-5189
Attention: Christine Peaslee

(6)	Tax ID: 04-1590850

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY	$1,900,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For CM Life Segment 43 - Universal Life
Account No. 30510546
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:
pmanseau@babsoncapital.com, with a hard copy to follow to:

Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(5)	Address for delivery of Notes:

Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115-5189
Attention: Christine Peaslee

(6)	Tax ID: 06-1041383

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

MML BAY STATE LIFE INSURANCE COMPANY	$800,000

(1)

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

Citibank, N.A.
New York, NY 10043
ABA No. 021000089
For MML Bay State
Account No. 30510677
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

(2)	All notices of payments and written confirmations of such wire transfers:

MML Bay State Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and
Collection Department

(3)	All other communications:

MML Bay State Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Investment Division

(4)	E-mail address for Electronic Delivery:
pmanseau@babsoncapital.com, with a hard copy to follow to:

Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(5)	Address for delivery of Notes:

Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115-5189
Attention: Christine Peaslee

(6)	Tax ID: 43-0581430

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY	$5,000,000
$5,000,000
$5,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000

Register notes in name of: Mac & Co.

(1)	All payments by wire transfer of immediately available funds to:

Mellon Trust of New England
ABA# 0110-0123-4
DDA 125261
Attn: MBS Income CC: 1253
A/C Name: Pacific Life General Account/PLCF1810132
Regarding: Security Description & PPN

(2)	All notices of payments and written confirmations of such wire transfers:

Mellon Trust
Attn: Pacific Life Accounting Team
Three Mellon Bank Center
AIM # 153-3610
Pittsburgh, PA 15259
FAX# 412-236-7259

And

Pacific Life Insurance Company
Attn: Securities Administration — Cash Team
700 Newport Center Drive
Newport Beach, CA 92660-6397
FAX# 949-640-4013

(3)	All other communications:

Pacific Life Insurance Company
Attn: Securities Department
700 Newport Center Drive
Newport Beach, CA 92660-6397
FAX# 949-219-5406

(4)	Address for delivery of Notes:

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271
Attn: Robert Ferraro 212.374.1918
A/C Name: Pacific Life General Acct
A/C #: PLCF1810132

(5)	E-mail address for Electronic Delivery:

(6)	Taxpayer I.D. Number: 95-1079000

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK	$5,000,000

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Mellon Bank of New England
ABA # 011001234 / BOS SAFE DEP
DDA: 125261
Attention: MBS Income CC 1253
Account Name: Sun Life New York - MVA Account
Account No.: KBLF00050002
RE: [description of security]
Tax identification number: 04-2845273

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices of payments, written confirmations of such wire transfers and audit confirmations:

Sun Life Assurance Company of Canada
Attn: Private Placements
Location code: 302D36
227 King Street South
Waterloo, ON, Canada N2J4C5

(3)	All other communications, including notices of non-routine payments:

One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: Investment Division/Private Fixed Income, SC 1303

(4)	E-mail address for Electronic Delivery:

(5)	Address for delivery of Notes:

Sun Capital Advisers LLC
SC 1303
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: Linda R. Guillette

(6)	Two original sets of closing documents and two conformed copies to:

Robert Veno, Associate Director
Sun Capital Advisers LLC
One Sun Life Executive Park, SC 1303
Wellesley Hills, MA 02481
Telephone: (781) 446-1027

Ann C. King, Senior Counsel
Sun Capital Advisers LLC
One Sun Life Executive Park, SC 1335
Wellesley Hills, MA 02481
Telephone: (781) 446-1996

(7)	Tax ID: 04-2845273

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF
SERIES 2007-A NOTES TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)	$10,000,000

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Mellon Bank of New England
ABA # 011001234 / BOS SAFE DEP
DDA: 125261
Attention: MBS Income CC 1253
Account Name: Sun US — MVA Private Placements
Account No.: KEYF00020002
RE: [description of security]
Tax identification number: 04-2845273

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices of payments, written confirmations of such wire transfers and audit confirmations:

Sun Life Assurance Company of Canada
Attn: Private Placements
Location code: 302D36
227 King Street South
Waterloo, ON, Canada N2J4C5

(3)	All other communications, including notices of non-routine payments:

One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: Investment Division/Private Fixed Income, SC 1303

(4)	E-mail address for Electronic Delivery:

(5)	Address for delivery of Notes:

Sun Capital Advisers LLC
SC 1303
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: Linda R. Guillette

(6)	Tax ID: 04-2845273

ANNEX III

CREDIT PARTIES: The following are “Credit Parties”:

UNITED STATIONERS SUPPLY CO.

UNITED STATIONERS INC.

LAGASSE, INC.

UNITED STATIONERS TECHNOLOGY SERVICES LLC

UNITED STATIONERS FINANCIAL SERVICES LLC

NOTICE INFORMATION:  Any notice or other information required to be delivered hereunder to the Company and/or any Credit Party shall be delivered to the following:

UNITED STATIONERS INC.

One Parkway N. Blvd., Suite 100

Deerfield, IL 60015

Attention:

Facsimile:

Telephone: